UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 1, 2006


                            HEARTLAND PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                        1-10520             36-3606475
  (State or Other Jurisdiction            (Commission         (I.R.S. Employer
of Incorporation or Organization)         File Number)       Identification No.)


53 W. JACKSON BLVD., SUITE 1150 CHICAGO, ILLINOIS                    60604
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (312) 834-0592


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD.

On May 1, 2006, Heartland Partners, L.P. (the "Company") received a letter from the American Stock Exchange ("Amex") notifying the Company that the Company's units will be delisted because the Company is no longer in compliance with
Section 1003(a)(iv) of the Amex Company Guide, which provides that the Amex will normally consider suspending securities of a company which has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Amex, as to whether such company will be able to continue operations and/or meet its obligations as they mature. On April 28, 2006, the Company and its affiliates filed voluntary petitions under the provisions of chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Northern District of Illinois in order to dissolve and liquidate.

If the Company does not appeal the staff's determination to delist the Company's units by May 8, 2006, the determination will become final. The Company does not intent to appeal the staff's determination.

The complete text of the press release announcing the notice from the Amex regarding delisting is attached as Exhibit 99.1 to this current report on Form 8-K.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01.  CHANGES IN CONTROL OF REGISTRANT.

On May 2, 2006, Le Petomane XIX, Inc. transferred all of the stock of CMC/Heartland Partners Holdings, Inc. to Larry S. Adelson for $100.



                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT           DESCRIPTION
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99.1              Press Release of Heartland Partners, L.P. dated May 5, 2006
                  (furnished not filed).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   HEARTLAND PARTNERS, L.P.

                                   By: CMC/HEARTLAND PARTNERS HOLDINGS, INC.,
                                       its General Partner

Date: May 5, 2006                  By: /s/ Lawrence S. Adelson
                                       ---------------------------------------
                                       Name: Lawrence S. Adelson
                                       Title: President




















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                                  EXHIBIT INDEX

EXHIBIT            DESCRIPTION
-------            -----------

99.1 Press Release of Heartland Partners, L.P. dated May 5, 2006 (furnished not filed).




















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